                      Financial Guaranty Insurance Company and Subsidiaries

                                  Notes to Financial Statements
                                           (Unaudited)

                                     (Dollars in thousands)

Financial Statements

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2006

                      Financial Guaranty Insurance Company and Subsidiaries

                                      Financial Statements

                                          June 30, 2006

                                            Contents

Balance Sheets at June 30, 2006 (Unaudited) and December 31, 2005....................................    1
Statements of Income for the Three Months and Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    2
Statements of Cash Flows for the Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    3
Notes to Financial Statements (Unaudited)............................................................    4

1
                      Financial Guaranty Insurance Company and Subsidiaries

                                         Balance Sheets

                        (Dollars in thousands, except per share amounts)

                                                                            June 30          December 31
                                                                              2006              2005
                                                                       --------------------------------------
                                                                          (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,473,103 in 2006 and $3,277,291 in 2005)      $     3,389,501       $ 3,258,738
Variable interest entity fixed maturity securities, held to maturity
   at amortized cost                                                           750,000                 -
Short-term investments                                                         167,039           159,334
                                                                       --------------------------------------
                                                                       --------------------------------------
Total investments                                                            4,306,540         3,418,072

Cash and cash equivalents                                                       89,630            45,077
Accrued investment income                                                       47,306            42,576
Reinsurance recoverable on losses                                                2,288             3,271
Prepaid reinsurance premiums                                                   126,850           110,636
Deferred policy acquisition costs                                               79,873            63,330
Receivable from related parties                                                  2,306             9,539
Property and equipment, net of accumulated depreciation of $1,451 in
   2006 and  $885 in 2005                                                        2,785             3,092
Prepaid expenses and other assets                                               19,442            10,354
Federal income taxes                                                                 -             2,158
                                                                       --------------------------------------
Total assets                                                           $     4,677,020       $ 3,708,105
                                                                       ======================================

Liabilities and stockholder's equity
Liabilities:
    Unearned premiums                                                   $    1,303,301       $ 1,201,163
    Losses and loss adjustment expenses                                         48,300            54,812
    Ceded reinsurance balances payable                                          19,613             1,615
    Accounts payable and accrued expenses and other liabilities                 29,931            36,359
    Payable for securities purchased                                            20,381                 -
    Capital lease obligations                                                    3,603             4,262
    Dividend payable to FGIC Corp.                                              10,000                 -
    Variable interest entity floating rate notes                               750,000                 -
    Accrued investment income - variable interest entity                           913                 -
    Federal income taxes payable                                                15,528                 -
    Deferred income taxes                                                       27,662            42,463
                                                                       --------------------------------------
Total liabilities                                                            2,229,232         1,340,674
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,898,232         1,894,983
   Accumulated other comprehensive loss, net of tax                            (52,411)          (13,597)
   Retained earnings                                                           586,967           471,045
                                                                       --------------------------------------
Total stockholder's equity                                                   2,447,788        $2,367,431
                                                                       --------------------------------------
                                                                       --------------------------------------
Total liabilities and stockholder's equity                             $     4,677,020       $ 3,708,105
                                                                       ======================================

See accompanying notes to unaudited interim financial statements.

                      Financial Guaranty Insurance Company and Subsidiaries

                                      Statements of Income
                                           (Unaudited)

                                     (Dollars in thousands)

                                                                   Three months ended                 Six months ended
                                                                        June 30                           June 30
                                                                 2006             2005             2006              2005
                                                            --------------------------------------------------------------------
Revenues:
   Gross premiums written                                     $     163,260   $     131,335    $     252,541     $     215,739
   Ceded premiums written                                           (28,887)        (18,030)         (35,310)          (19,825)
                                                            --------------------------------------------------------------------
   Net premiums written                                             134,373         113,305          217,231           195,914
   Increase in net unearned premiums                                (62,528)        (51,398)         (85,922)          (81,374)
                                                            --------------------------------------------------------------------
   Net premiums earned                                               71,845          61,907          131,309           114,540

   Net investment income                                             34,038          28,389           66,357            55,829
   Net realized (losses) gains                                          (11)              -              (11)              118
   Net realized and unrealized losses on credit derivative
   contracts                                                           (543)              -             (771)                -
   Other income                                                         506              90            1,042               516
                                                            --------------------------------------------------------------------
                                                            --------------------------------------------------------------------
Total revenues                                                      105,835          90,386          197,926           171,003
                                                            --------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                                 (265)         (3,066)          (2,198)           (5,677)
   Underwriting expenses                                             22,780          17,179           46,897            37,644
   Policy acquisition costs deferred                                 (8,994)         (6,956)         (21,507)          (17,627)
   Amortization of deferred policy acquisition costs                  2,364           1,852            5,556             4,001
   Other operating expenses                                            (782)              -              873                 -
                                                            --------------------------------------------------------------------
                                                            --------------------------------------------------------------------
Total expenses                                                       15,103           9,009           29,621            18,341
                                                            --------------------------------------------------------------------

Income before income taxes                                           90,732          81,377          168,305           152,662
Income tax expense                                                   23,521          21,385           42,383            39,364
                                                            --------------------------------------------------------------------
Net income                                                    $      67,211   $      59,992    $     125,922     $     113,298
                                                            ====================================================================

See accompanying notes to unaudited interim financial statements.

                      Financial Guaranty Insurance Company and Subsidiaries

                                    Statements of Cash Flows
                                           (Unaudited)
                                     (Dollars in thousands)
                                                                               Six months ended
                                                                                   June 30,
                                                                            2006               2005
                                                                     --------------------------------------
                                                                     --------------------------------------
Operating activities
Net income                                                               $   125,922        $   113,298
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         5,556              4,001
     Policy acquisition costs deferred                                       (21,507)           (17,627)
     Depreciation of property and equipment                                      566                295
     Amortization of fixed maturity securities                                16,570             14,480
     Amortization of short-term investments                                       57
     Net realized gains (losses) on investments                                   11               (118)
     Amortization of stock compensation expense                                3,249                  -
     Change in accrued investment income, prepaid expenses and
       other assets                                                          (13,338)            (4,505)
     Change in net realized and unrealized losses on credit
       derivative contracts                                                    2,614                  -
     Change in reinsurance receivable                                            983                441
     Change in prepaid reinsurance premiums                                  (16,214)            (8,246)
     Change in unearned premiums                                             102,138             89,615
     Change in losses and loss adjustment expenses                            (6,512)            (6,730)
     Change in receivable from/payable to related parties                      7,233                707
     Change in ceded reinsurance balances payable and accounts
       payable and accrued expenses and other liabilities                      9,753             (3,869)
     Change in current federal income taxes receivable                         2,158                  -
     Change in current federal income taxes payable                           15,528              9,109
     Change in deferred federal income taxes                                   9,202              7,810
                                                                     --------------------------------------
Net cash provided by operating activities                                    243,969            206,399
                                                                     --------------------------------------
                                                                     --------------------------------------

Investing activities
Sales and maturities of fixed maturity securities                             81,391            157,125
Purchases of fixed maturity securities                                      (291,370)          (287,174)
Purchases, sales and maturities of short-term investments, net                (8,577)           (67,670)
Receivable for securities sold                                                (1,023)           (34,265)
Payable for securities purchased                                              20,381             11,449
Purchases of fixed assets                                                       (142)              (423)
                                                                     --------------------------------------
                                                                     --------------------------------------
Net cash used in investing activities                                       (199,340)          (220,958)
                                                                     --------------------------------------
                                                                     --------------------------------------

Financing activities
Capital contribution                                                               -              8,049
                                                                     --------------------------------------
                                                                     --------------------------------------
Net cash provided by financing activities                                          -              8,049
                                                                     --------------------------------------
                                                                     --------------------------------------

Effect of exchange rate changes on cash                                          (76)               656
                                                                     --------------------------------------
                                                                     --------------------------------------

Net increase (decrease) in cash and cash equivalents                          44,553             (5,854)
Cash and cash equivalents at beginning of period                              45,077             69,292
                                                                     --------------------------------------
                                                                     --------------------------------------
Cash and cash equivalents at end of period                               $    89,630        $    63,438
                                                                     ======================================

See accompanying notes to unaudited interim financial statements.

                      Financial Guaranty Insurance Company and Subsidiaries

                                  Notes to Financial Statements
                                     (Unaudited) (continued)

                                     (Dollars in thousands)

1. Business and Organization

Financial  Guaranty  Insurance  Company  (the  "Company")  is a wholly owned  subsidiary  of FGIC
Corporation  ("FGIC Corp.").  The Company provides  financial  guaranty insurance and other forms of credit  enhancement  for public  finance and  structured  finance  obligations.  The Company's financial  strength  is rated  "Aaa" by Moody's  Investors  Service,  Inc.,  "AAA" by  Standard &
Poor's  Rating  Services,  a division  of The  McGraw-Hill  Companies,  Inc.,  and "AAA" by Fitch
Ratings,  Inc. The Company is licensed to engage in writing financial  guaranty  insurance in all
50 states, the StateDistrict of Columbia,  the  PlaceTypeCommonwealth  of  PlaceNamePuerto  Rico,
the U.S.  Virgin  Islands,  and,  through a branch,  the  country-regionplaceUnited  Kingdom.  In addition,  a  country-regionUnited  Kingdom  subsidiary  of the  Company is  authorized  to write financial guaranty business in the  country-regionplaceUnited  Kingdom and has passport rights to write business in other European Union member countries.

2. Basis of Presentation

The  consolidated  financial  statements  include the accounts of the Company and the accounts of all other entities in which the Company has a controlling  financial  interest.  All  significant intercompany balances have been eliminated.

The  accompanying  unaudited  interim  consolidated  financial  statements  have been prepared in accordance  with  accounting  principles  generally  accepted  in  the  country-regionplaceUnited
States ("GAAP") for interim financial  information.  Accordingly,  they do not include all of the information and footnotes required by GAAP for complete financial  statements.  In the opinion of management,  all adjustments  (consisting of normal recurring accruals)  considered necessary for fair  presentation  have been included.  Operating  results for the three- and six-month  periods ended June 30, 2006 are not  necessarily  indicative of results that may be expected for the year ending December 31, 2006. These unaudited  interim  consolidated  financial  statements should be read in  conjunction  with the  audited  consolidated  financial  statements  for the year  ended
December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The  preparation  of financial  statements  in conformity  with GAAP requires  management to make estimates and assumptions  that affect the amounts  reported in the financial  statements and the accompanying notes. Actual results could differ from those estimates.

3. Review of Financial Guaranty Industry Accounting Practices

The Financial  Accounting  Standards  Board  ("FASB")  staff is  considering  whether  additional accounting  guidance is necessary to address loss  reserving and certain  other  practices in the financial  guaranty  industry.  Statement  of  Financial  Accounting  Standards  ("SFAS") No. 60,
Accounting and Reporting by Insurance  Enterprises,  was developed  prior to the emergence of the financial guaranty industry.  As it does not specifically  address financial guaranty  contracts, there has been  diversity  in the  accounting  for these  contracts.  In 2005,  the FASB  added a project to consider  accounting by providers of financial  guaranty  insurance.  The objective of the  project  is to  develop an  accounting  model for  financial  guaranty  contracts  issued by insurance  companies  that are not  accounted  for as  derivative  contracts  under SFAS No. 133,
Accounting  for Derivative  Instruments  and Hedging  Activities.  The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue  proposed  and final  pronouncements  on this matter in 2006.  When the FASB issues a final pronouncement,  the Company,  along with other companies in the financial guaranty  industry,  may be required to change  certain  aspects of accounting for loss reserves, premium  income and  deferred  acquisition  costs.  It is not  possible to predict the impact the
FASB's review may have on the Company's accounting practices.

4. Premium Refundings

When an  obligation  insured by the Company is refunded  prior to the end of the expected  policy coverage  period,  any  remaining  unearned  premium is  recognized.  A refunding  occurs when an insured  obligation is called or legally defeased prior to the stated  maturity.  Premiums earned for the three  months ended June 30, 2006 and 2005  include  $15,455 and  $20,417,  respectively, and $22,766 and $35,956 for the six months  ended June 30, 2006 and 2005,  respectively,  related to the accelerated recognition of unearned premiums in connection with refundings.

5. Loss and Loss Adjustment Expense Reserves

Loss  reserves and loss  adjustment  expenses are  regularly  reviewed and updated based on claim payments and the results of ongoing  surveillance.  The Company's insured portfolio  surveillance is  designed  to  identify  impaired  obligations  and  thereby  provide  a  materially  complete recognition  of losses for each  accounting  period.  The  reserves  are  necessarily  based upon estimates and subjective  judgments  about the outcome of future events,  and actual results will likely  differ  from  these  estimates.  At June 30,  2006,  the  Company  had case  reserves  of
$28,316,  credit  watchlist  reserves  of $18,637  and an  unallocated  loss  adjustment  expense reserve of $1,347.

5. Loss and Loss Adjustment Expense Reserves (continued)

At December 31, 2005,  the Company had case  reserves of $31,981,  credit  watchlist  reserves of
$21,484 and a loss adjustment expense reserve of $1,347.

Case  reserves  and credit  watchlist  reserves at June 30,  2006  included  $5,307 and  $12,801, respectively,  of estimated  losses related to obligations  impacted by Hurricane  Katrina.  Case reserves  and credit  watchlist  reserves  at  December  31, 2005  included  $8,511 and  $13,322, respectively,  of estimated losses related to obligations  impacted by Hurricane  Katrina.  Given the  unprecedented  nature of the events and magnitude of damage in the affected areas related to
Hurricane  Katrina,  the loss  reserves were  necessarily  based upon  estimates  and  subjective judgments  about the  outcomes of future  events,  including  without  limitation  the amount and timing of any  future  federal  and state aid.  The loss  reserves  will  likely be  adjusted  as additional  information  becomes  available,  and such  adjustments may have a material impact on future results of operations.  However,  the Company believes that the losses ultimately incurred as result of Hurricane  Katrina  will not have a material  impact on the  Company's  consolidated financial position.

6. Income Taxes

The  Company's  effective  federal  corporate  tax rates of 25.7% and 26.0% for the three  months ended June 30,  2006 and 2005,  respectively,  and 25.0% and 25.5% for the six months  ended June
30, 2006 and 2005,  respectively,  are less than the statutory corporate tax rate (35%) on income due to  permanent  differences  between  financial  and taxable  income,  principally  tax-exempt interest.

7. Reinsurance

Net  premiums  earned are shown net of ceded  premiums  earned of $6,484 and $5,465 for the three months  ended June 30,  2006 and 2005,  respectively,  and $11,352 and $11,638 for the six months ended June 30, 2006 and 2005, respectively.

8. Variable Interest Entities

Financial  Interpretation  No. 46,  Consolidation  of Variable  Interest  Entities  ("FIN 46-R"),
provides  accounting and disclosure  rules for  determining  whether  certain  entities should be consolidated  in the Company's  consolidated  financial  statements.  An entity is subject to FIN
46-R,  and  is  called  a  variable  interest  entity  ("VIE"),  if it has  (i)  equity  that  is insufficient  to permit the entity to finance  its  activities  without  additional  subordinated financial  support or (ii) equity  investors  that cannot make  significant  decisions  about the entity's  operations  or that do not absorb  the  majority  of  expected  losses or  receive  the majority of expected residual returns of the entity. A VIE is consolidated by its

8. Variable Interest Entities (continued)

primary  beneficiary,  which is the party that has a majority of the VIE's  expected  losses or a majority of its expected residual returns, or both.  Additionally,  FIN 46-R requires disclosures for companies  that have either a primary or  significant  variable  interest in a VIE. All other entities not considered  VIEs are evaluated for  consolidation  under SFAS No. 94,  Consolidation of all Majority-Owned Subsidiaries.

As  part  of  its  structured   finance  business,   the  Company  insures  debt  obligations  or
certificates  issued by special purpose  entities.  During the first quarter of 2006, the Company consolidated  a third party VIE as a result of  financial  guarantees  provided by the Company on one transaction  related to the securitization of life insurance  reserves.  This third party VIE had assets of $750,000  and an equal  amount of  liabilities  at June 30,  2006,  which are shown under  "Assets -  Variable  interest  entity  fixed  maturity  securities,  held to  maturity  at amortized cost" and "Liabilities - Variable  interest entity floating rate notes,"  respectively, on the Company's  consolidated  balance sheet at June 30, 2006. In addition,  accrued  investment income includes $913 related to the variable  interest  entity fixed income  maturity  securities and the  corresponding  liability is shown under "Accrued  investment  expense-variable  interest entity" on the Company's  consolidated  balance sheet at June 30, 2006.  Although the third party
VIE is included in the consolidated  financial statements,  its creditors do not have recourse to the general assets of the Company  outside of the financial  guaranty policy provided to the VIE.
The Company has evaluated its other structured  finance  transactions and does not believe any of the third party entities  involved in these  transactions  requires  consolidation  or disclosure under FIN 46-R.

FGIC has arranged the issuance of  contingent  preferred  trust  securities by a group of special purpose trusts.  Each Trust is solely  responsible for its obligations,  and has been established for the purpose of entering into a put agreement with FGIC that  obligates the Trusts,  at FGIC's discretion,  to purchase  Perpetual  Preferred Stock of FGIC. The purpose of this  arrangement is to provide  capital support to FGIC by allowing it to obtain  immediate  access to new capital at its sole  discretion  at any time  through the  exercise  of the put  options.  These  trusts are considered  VIEs under FIN 46-R.  However,  the Company is not  considered a primary  beneficiary and therefore is not required to consolidate the trusts.

9. Derivative Instruments

The Company  provides  credit default swaps  ("CDSs") to certain  buyers of credit  protection by entering into contracts that reference  collateralized  debt  obligations from cash and synthetic structures  backed by pools of  corporate,  consumer or  structured  finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company

9. Derivative Instruments (continued)

considers  these  agreements  to be a  normal  extension  of  its  financial  guaranty  insurance business,  although they are considered  derivatives for accounting  purposes.  These  agreements are recorded at fair value.  The Company  believes that the most  meaningful  presentation of the financial  statement  impact of these  derivatives  is to reflect  premiums as  installments  are received,  and to record  losses  and loss  adjustment  expenses  and  changes  in fair  value as incurred.  The  Company  recorded  net  earned  premium  under  these  agreements  of $3,695  and
$7,930 for  the three and six months ended June 30, 2006,  respectively.  No premium was recorded for these contracts for the three and six months ended June 30, 2005.

The gains or losses  recognized by recording  these  contracts at fair value are determined  each quarter based on quoted market prices,  if available.  If quoted market prices are not available, the  determination of fair value is based on internally  developed  estimates.  For the three and six  months  ended  June 30,  2006,  net  realized  and  unrealized  losses on credit  derivative contracts in the  consolidated  statements of income includes  unrealized  losses of ($1,840) and
($2,614),  respectively,  related to changes in fair value.  Net realized and  unrealized  losses gains on credit  derivative  contracts in the  consolidated  statements  of income also  includes realized  gains of  $1,297  and  $1,843  for the  three  and six  months  ended  June  30,  2006, respectively.  No  market-to-market  activity  was  recorded  for the three and six months  ended
June 30, 2005.

The  mark-to-market  gain and (loss) on the CDS  portfolio  was $0 and  ($2,781) at June 30, 2006 and  $545 and  ($712)  at  December  31,  2005  and is  recorded  in  other  assets  and in other liabilities, respectively.

10. Stock Compensation Plan

Employees  of  the  Company  may  receive  stock-based  compensation  under  a FGIC  Corp.  stock incentive plan that provides for stock-based  compensation,  including stock options,  restricted stock  awards and  restricted  stock  units of FGIC Corp.  Stock  options are granted for a fixed number of shares  with an exercise  price  equal to or greater  than the fair value of the shares at the date of the grant.  Restricted  stock awards and restricted  stock units are valued at the fair value of the stock on the grant date.  Prior to January 1, 2006,  FGIC Corp. and the Company accounted for those plans under the  recognition  and  measurement  provisions of APB Opinion No.
25, Accounting for Stock Issued to Employees, and related  interpretations,  as permitted by SFAS
No. 123,  Accounting for Stock-Based  Compensation.  No stock-based  employee  compensation  cost related to stock  options was  allocated to the Company by FGIC Corp.  for the  six-month  period ended June 30, 2005,  as all options  granted  through  that date had an exercise  price equal to the market value of the  underlying  common stock on the date of grant.  For grants of restricted stock  and  restricted  stock  units to the  employees  of the  Company,  unearned  compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.
10. Stock Compensation Plan (continued)

Effective  January 1,  2006,  FGIC  Corp.  and the  Company  adopted  the fair value  recognition provisions of SFAS No. 123(R),  Share-Based  Payment,  using the  modified-prospective-transition method.  Under  that  method,  compensation  cost  allocated  to the  Company  for the three- and six-month  periods ended June 30, 2006 included  compensation  cost for all share-based  payments granted prior to, but not yet vested as of,  January 1, 2006,  based on the grant date fair value estimated in  accordance  with SFAS No.  123(R).  FGIC Corp.  and the Company  estimated the fair value for all stock options at the date of grant using the  Black-Scholes-Merton  option  pricing model. Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R)  effective  January 1, 2006, the Company's  income before income  taxes and net  income  for the  three- and  six-month  periods  ended  June 30,  2006 was impacted as follows:

                                                                  Three months ended  Six months ended
                                                                  -------------------
                                                                     June 30, 2006      June 30, 2006
                        Income before income taxes                    $    (1,583)        $    (2,891)

                           Income tax benefit                                 554               1,012
                                                                  --------------------------------------
                                                                  --------------------------------------

                       Net income                                     $    (1,029)        $     1,879
                                                                  ======================================

The  following  table  illustrates  the effect on net income if the  Company had applied the fair value  recognition  provisions of SFAS No. 123(R) to stock options  granted during the three- and six-month  periods ended June 30, 2005. For purposes of this pro forma  disclosure,  the value of the stock options is amortized to expense over the stock options' vesting periods.

                                                             Three months ended  Six months ended
                                                             -------------------
                                                                June 30, 2005      June 30, 2005
Net income, as reported                                         $       56,097      $    105,482

    Stock option compensation expense determined under fair
    value-based method, net of related tax effects                       (576)           (1,029)
                                                             --------------------------------------
                                                             --------------------------------------

Pro forma net income                                            $       55,521      $    104,483
                                                             ======================================

10. Stock Compensation Plan (continued)

A summary of option  activity  for the three- and  six-month  periods  ended June 30,  2006 is as follows:

                                                                         Weighted Average
                                                     Number of Shares
                                                        Subject to      Exercise Price per
                                                         Options               Share
                                                    ------------------- --------------------
                                                    ------------------- --------------------

          Balance at December 31, 2005:                       139,422        $      804
              Granted                                          38,113               850
              Exercised                                             -                 -
              Forfeited                                        (1,274)              753
              Expired                                               -                 -
                                                    ------------------- --------------------
                                                    ------------------- --------------------
          Balance at March 31, 2006:                          176,261               805
              Granted                                               -                 -
              Exercised                                             -                 -
              Forfeited                                        (4,224)              783
              Expired                                               -                 -
                                                    ------------------- --------------------
                                                    ------------------- --------------------
          Balance at June 30, 2006:                           172,037               805
                                                    =================== ====================
                                                    =================== ====================
          Shares  subject to  options  exercisable                                  812
             at:
          June                                 30,
             2006                                              46,923
          December 31, 2005                                    42,630               840

Exercise  prices for the stock  options  outstanding  at June 30,  2006 range from $600 to $1,080 per  share.  The  weighted  average  remaining  contractual  life of the  outstanding  options is approximately  seven  years.  Stock  options  granted  from January 1, 2006 through June 30, 2006 vest ratably over four years and expire seven from the date of grant.  All stock options  granted prior to  December  31, 2005 vest  ratably  over five years and expire ten years from the date of grant.

The weighted per share fair value of the stock options  granted  during the six months ended June
30, 2006 and 2005 was $238.00 and $211.94,  respectively,  estimated at the date of grant,  using the Black-Scholes-Merton option valuation model based on the following assumptions:

                                             Six months ended    Six months ended
                                               June 30, 2006      June 30, 2005
                                             ------------------ -------------------

             Expected life                         4 Years            5 Years
             Risk-free interest rate                 4.46%             3.691%
             Volatility factor                       25.0%              25.0%
             Dividend yield                              -                  -
10. Stock Compensation Plan (continued)

The total fair value of stock  options  granted  during  the six months  ended June 30,  2006 and
2005 was approximately $9,071 and $5,753, respectively.

As of June 30,  2006,  there was  $8,837 of total  unrecognized  compensation  costs  related  to unvested  stock  options  granted.  These  costs are  expected to be  recognized  over a weighted average period of 3.8 years.

Restricted Stock Units

The Company  recorded  $230 and $15 in  compensation  expense  related to the grant of restricted stock units for the  three-month  periods  ended June 30, 2006 and 2005,  respectively,  and $400 and $45 for the six-month periods ended June 30, 2006 and 2005, respectively.

A summary of restricted stock units for the three- and six-month period is as follows:

                                                                                    Weighted
                                                                                  Average Grant
                                                                   Shares        Date Fair Value
                                                              ----------------- ------------------
                                                              ----------------- ------------------
                          Balance at December 31, 2005:               237         $         617
                              Granted                              3,275                    850
                              Delivered                            (237)                    617
                              Forfeited                              -                        -
                                                              ----------------- ------------------
                                                              ----------------- ------------------
                          Balance at March 31, 2006:               3,275                    850
                              Granted                                -                        -
                              Delivered                              -                        -
                              Forfeited                            (213)                    850
                                                              ----------------- ------------------
                                                              ----------------- ------------------
                          Balance at June 30, 2006:                3,062                    850
                                                              ================= ==================

As of June 30,  2006  there was  $2,087  of total  unrecognized  compensation  costs  related  to unvested  restricted  stock awards  granted.  These costs are expected to be recognized  over the seven months ending January 31, 2007.

11. Comprehensive Income

Accumulated  other  comprehensive  loss of the Company  consists of net unrealized gains (losses)
on investment  securities and foreign currency translation  adjustments.  The components of total comprehensive  income  (loss) for the three- and  six-month  periods ended June 30, 2006 and 2005 were as follows:

                                                Three Months Ended
                                                     June 30,
                                               2006               2005
                                        -------------------- ---------------
                                        -------------------- ---------------
Net income                                 $    67,211         $    59,992
Other comprehensive income                     (18,661)            (39,203)
                                        -------------------- ---------------
                                        -------------------- ---------------
Total comprehensive income                 $    85,872          $   99,195
                                        ==================== ===============

                                                 Six Months Ended
                                                     June 30,
                                               2006               2005
                                        -------------------- ---------------
                                        -------------------- ---------------
Net income                                 $   125,922         $   113,298
Other comprehensive loss                       (38,814)             (6,981)
                                        -------------------- ---------------
                                        -------------------- ---------------
Total comprehensive income                 $   164,736          $   120,279
                                        ==================== ===============

The components of other  comprehensive  loss for the three- and six-month  periods ended June 30,
2006 and 2005 were as follows:

                                                                  Three Months Ended June 30, 2006
                                                        -----------------------------------------------------
                                                        ----------------- ---------------- ------------------
                                                             Before                             Net of
                                                              Tax                                 Tax
                                                             Amount             Tax             Amount
                                                        ----------------- ---------------- ------------------
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (33,406)     $    11,694   $       (21,712)
Less reclassification adjustment for losses realized
   in net income                                                     11               (4)                7
                                                        ----------------- ---------------- ------------------
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (33,395)          11,690           (21,715)
Foreign currency translation adjustment                           4,684           (1,640)            3,044
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (28,711)     $    10,050    $      (18,661)
                                                        ================= ================ ==================

                                                                  Three months ended June 30, 2005
                                                        -----------------------------------------------------
                                                         ------------------- ----------------- -----------------
                                                               Before                               Net of
                                                                Tax                                  Tax
                                                               Amount              Tax              Amount
                                                         ------------------- ----------------- -----------------
                                                         ------------------- ----------------- -----------------

Unrealized holding gains arising during the period           $    64,368         $   (22,528)      $    41,840
Less reclassification adjustment for gains realized
   in net income                                                       -                   -                 -
                                                         ------------------- ----------------- -----------------
                                                         ------------------- ----------------- -----------------
Unrealized gains on investments                                   64,368             (22,528)           41,840
Foreign currency translation adjustment                           (4,056)              1,419            (2,637)
                                                         ------------------- ----------------- -----------------
                                                         ------------------- ----------------- -----------------
Total other comprehensive income                             $    60,312         $   (21,109)      $    39,203
                                                         =================== ================= =================

                                                                   Six Months Ended June 30, 2006
                                                        -----------------------------------------------------
                                                        ----------------- ---------------- ------------------
                                                             Before                             Net of
                                                              Tax                                 Tax
                                                             Amount             Tax             Amount
                                                        ----------------- ---------------- ------------------
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (64,903)      $    22,716      $   (42,187)
Less reclassification adjustment for losses realized
   in net income                                                     11                (4)               7
                                                        ----------------- ---------------- ------------------
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (64,892)           22,712          (42,180)
Foreign currency translation adjustment                           5,178            (1,812)           3,366
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (59,714)           20,900      $   (38,814)
                                                        ================= ================ ==================

                                                                     Six months ended June 30, 2005
                                                         -------------------------------------------------------
                                                         ------------------ ------------------ -----------------
                                                              Before                                Net of
                                                                Tax                                  Tax
                                                              Amount               Tax              Amount
                                                         ------------------ ------------------ -----------------
                                                         ------------------ ------------------ -----------------

Unrealized holding gains arising during the period           $    15,832        $    (5,540)   $        10,292
Less reclassification adjustment for gains realized
   in net income                                                    (118)                41                (77)
                                                         ------------------ ------------------ -----------------
                                                         ------------------ ------------------ -----------------
Unrealized gains on investments                                   15,714             (5,499)            10,215
Foreign currency translation adjustment                           (4,974)             1,740             (3,234)
                                                         ------------------ ------------------ -----------------
                                                         ------------------ ------------------ -----------------
Total other comprehensive income                             $    10,740        $    (3,759)   $         6,981
                                                         ================== ================== =================

12.  Dividend

During the six-month  period ended June 30, 2006,  the Company  declared a dividend on its common stock in the  aggregate  amount of $10,000.  The dividend was paid on July 5, 2006 to FGIC Corp., the Company's sole  stockholder.  The dividend was  permissible  under and computed in accordance with  PlaceNameplaceNew  York  PlaceTypeState  law.  During the  six-month  period ended June 30,
2005, the Company did not declare or pay any dividends.